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                               GENSYM CORPORATION
                   EXHIBIT 23 - CONSENT OF ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Gensym Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated January 23, 1997 included in the Registration Statement File No. 33-80727.


                                               /s/ ARTHUR ANDERSEN LLP
                                               -------------------------------
                                               Arthur Andersen LLP

Boston, Massachusetts
March 28, 1997